================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                 August 19, 2002
                        (Date of earliest event reported)

                           Castle Dental Centers, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                    1-13263              76-0486898
 (State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)      Identification Number)


                           3701 Kirby Drive, Suite 550
                              Houston, Texas 77098
          (Address of principal executive offices, including zip code)

                                 (713) 490-8400
              (Registrant's telephone number, including area code)

================================================================================

Item 1. Changes in Control of Registrant

     Not applicable

Item 2. Acquisition or Disposition of Assets

     Not applicable

Item 3. Bankruptcy or Receivership

     Not applicable

Item 4. Changes in Registrant's Certifying Accountants

     Not applicable

Item 5. Other Events

     Not applicable

Item 6. Resignation of Registrant's Directors

     Not applicable

Item 7. Financial Statements and Exhibits

     Exhibits

         Exhibit
         Number               Title of Document
         -------              -----------------
          99.1      Certification of Chief Executive Officer pursuant to 18
                    U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          99.2      Certification of Chief Financial Officer pursuant to 18
                    U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 8. Change in Fiscal Year

          Not applicable

Item 9. Regulation FD Disclosure

          Attached as Exhibit 99.1 is the certification of James M. Usdan, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of Joseph P. Keane, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 filed on August 19, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CASTLE DENTAL CENTERS, INC.

August 19, 2002                       By: /s/ Joseph P. Keane
                                         ---------------------------------------
                                          Joseph P. Keane,
                                          Senior Vice President and
                                          Chief Financial Officer

                                  Exhibit Index

         Exhibit
         Number               Title of Document
         -------              -----------------
          99.1      Certification of Chief Executive Officer pursuant to 18
                    U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          99.2      Certification of Chief Financial Officer pursuant to 18
                    U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002